                                                                     EXHIBIT 3.5

                                    BYLAWS

                                      OF

                             HOMEGROCER.COM, INC.


                       EFFECTIVE AS OF JANUARY 20, 2000

                               TABLE OF CONTENTS
                                                                                               Page
                                                                                               ----
ARTICLE I - RECORDS AND REPORTS...........................................................      1

1.1      Registered Office................................................................      1
1.2      Other Office.....................................................................      1

ARTICLE II - MEETINGS OF SHAREHOLDERS.....................................................      1

2.1      Date, Time And Place Of Meetings.................................................      1
2.2      Annual Meeting...................................................................      1
2.3      Special Meeting..................................................................      2
2.4      Notice of Shareholders'Meeting...................................................      2
2.5      Manner Of Giving Notice; Affidavit Of Notice.....................................      2
2.6      Quorum...........................................................................      2
2.7      Adjourned Meeting; Notice........................................................      3
2.8      Voting; No Cumulative Voting.....................................................      3
2.9      Waiver Of Notice.................................................................      3
2.10     Action By Shareholders Without A Meeting.........................................      3
2.11     Record Date For Shareholder Notice; Voting; Giving Consents......................      3
2.12     Proxies..........................................................................      4
2.13     List Of Shareholders Entitled To Vote............................................      4
2.14     Advance Notice Of Shareholder Nominations And Proposals..........................      4

ARTICLE III - DIRECTORS...................................................................      5

3.1      Powers...........................................................................      5
3.2      Number of Directors..............................................................      5
3.3      Election, Qualification And Term Of Office Of Directors..........................      6
3.4      Resignation; Removal; Vacancies..................................................      6
3.5      Place Of Meetings; Meetings By Telephone.........................................      7
3.6      Annual And Regular Meetings......................................................      7
3.7      Special Meetings; Notice.........................................................      7
3.8      Adjourned Meeting; Notice........................................................      8
3.9      Waiver Of Notice.................................................................      8
3.10     Quorum...........................................................................      8
3.11     Action By Board Or Committees Without A Meeting..................................      8
3.12     Executive And Other Committees; Authority; Minutes...............................      8
3.13     Approval Of Loans To Officers....................................................      9
3.14     Fees And Compensation Of Directors...............................................      9

ARTICLE IV - OFFICERS.....................................................................     10

4.1      Officers.........................................................................     10
4.2      Election Of Officers.............................................................     10
4.3      Subordinate Officers.............................................................     10
4.4      Contract Right Of Officers.......................................................     10
4.5      Removal And Resignation Of Officers..............................................     10

4.6      Vacancies In Offices.............................................................     11
4.7      Chairman Of The Board............................................................     11
4.8      President........................................................................     11
4.9      Vice President...................................................................     11
4.10     Secretary........................................................................     11
4.11     Treasurer........................................................................     12
4.12     Assistant Secretary..............................................................     12
4.13     Assistant Treasurer..............................................................     12
4.14     Authority And Duties Of Officers.................................................     12

ARTICLE V - INDEMNITY.....................................................................     13

5.1      Right To Indemnification.........................................................     13
5.2      Restrictions On Indemnification..................................................     13
5.3      Advancement Of Expenses..........................................................     13
5.4      Right Of Indemnitee To Bring Suit................................................     14
5.5      Procedures Exclusive.............................................................     14
5.6      Nonexclusivity Of Rights.........................................................     14
5.7      Insurance........................................................................     14
5.8      Indemnification Of Employees And Agents Of The Corporation.......................     15
5.9      Persons Serving Other Entities...................................................     15

ARTICLE VI -RECORDS AND REPORTS...........................................................     15

6.1      Maintenance And Inspection Of Records............................................     15
6.2      Representation Of Shares Of Other Corporations...................................     16

ARTICLE VII -GENERAL MATTERS..............................................................     16

7.1      Checks...........................................................................     16
7.2      Execution Of Corporate Contracts And Instruments.................................     16
7.3      Stock Certificates; Partly Paid Shares...........................................     17
7.4      Special Designation On Certificates..............................................     17
7.5      Lost, Stolen Or Destroyed Certificates...........................................     18
7.6      Construction; Definitions........................................................     18
7.7      Dividends........................................................................     18
7.8      Fiscal Year......................................................................     18
7.9      Seal.............................................................................     18
7.10     Transfer Of Stock; Restrictions On Transfer......................................     18
7.11     Stock Transfer Agreements........................................................     19
7.12     Registered Shareholders..........................................................     19

ARTICLE VIII - AMENDMENTS.................................................................     19

                                    BYLAWS

                                      OF

                             HOMEGROCER.COM, INC.


                                   ARTICLE I

                               CORPORATE OFFICES
                               -----------------

     1.1  Registered Office
          -----------------

          The registered office of Homegrocer.com, Inc. (the "Corporation")
                                                              -----------
shall at all times be located in the State of Washington. The name of the registered agent of the Corporation at such location is the agent named in the Articles of Incorporation until changed by the Board of Directors of the Corporation (the "Board").
                  -----

     1.2  Other Offices.
          -------------

          The Board may at any time establish other offices at any place or places where the Corporation is qualified to do business.

                                  ARTICLE II

                           MEETINGS OF SHAREHOLDERS
                           ------------------------

     2.1  Date, Time And Place Of Meetings.
          --------------------------------

          Meetings, annual or special, of the shareholders shall be held at such place as shall be designated by the Board, or in the absence of such a designation, at the principal office of the Corporation. Shareholders may participate in any meeting of shareholders by any means of communication by which all persons participating in the meeting can hear each other during such meeting. Participation by such means shall constitute presence in person at such meeting.

     2.2  Annual Meeting.
          --------------

          The annual meeting of the shareholders (the "Annual Meeting") of the
                                                       --------------
Corporation shall be held each year on a date and time designated by the Board.

          At the Annual Meeting, directors shall be elected and any other proper business may be transacted.

     2.3  Special Meeting.
          ---------------

          A special meeting of the shareholders (a "Special Meeting") may be
                                                    ---------------
called, at any time for any purpose or purposes for which such a meeting may lawfully be called, only by (i) the Chairman of the Board, (ii) a majority of the Board or (iii) the President or Chief Executive Officer of the Corporation.

     2.4  Notice Of Shareholders' Meetings.
          --------------------------------

          All notices of meetings of shareholders shall be given by or at the direction of the Board, the Chairman of the Board, the President or the Secretary and shall be in writing and sent or otherwise given in accordance with
Section 2.5 of these Bylaws not less than 10 nor more than 60 days before the date of the meeting to each shareholder entitled to vote at such meeting; provided, however, that notice of a meeting to act on an amendment to the
--------  -------
Articles of Incorporation, a plan of merger or share exchange, the sale, lease, exchange or other disposition of all or substantially all of the Corporation's assets other than in the regular course of business or the dissolution of the Corporation shall be given not less than 20 nor more than 60 days before such meeting. All notices of meetings shall specify the place, date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

     2.5  Manner Of Giving Notice; Affidavit Of Notice.
          --------------------------------------------

          Written notice of any meeting of shareholders may be transmitted by mail, private carrier, personal delivery, telegraph, teletype or communications equipment that transmits a facsimile of the notice. Notice, if mailed, is effective when deposited in the United States mail, postage prepaid, directed to the shareholder at his address as it appears on the current records of the Corporation. Notice given in any manner other than by mail, is effective when dispatched to the shareholder's address, telephone number or other number appearing on the current records of the Corporation. An affidavit of the Secretary or an assistant secretary or of the transfer agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

     2.6  Quorum.
          ------

          The holders of a majority of the issued and outstanding shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders for the transaction of business except as otherwise provided by the Washington Business Corporation Act (the "Act") or by the
                                                          ---
Articles of Incorporation. If, however, a quorum is not present or represented at any meeting of shareholders , the chairman of the meeting or the holders of a majority of the shares present, either in person or by proxy, shall have the power to adjourn the meeting to such time and place as may be decided upon by the chairman of the meeting or the holders of the majority of the shares present, without notice other than announcement at the meeting, until a quorum is present or represented. Any business that might have been transacted at the meeting as originally noticed may be transacted at a reconvened meeting, provided that a quorum is present or represented at such meeting. Once a share is represented for any purpose at a meeting, other than solely to object to holding the meeting or transacting business, it is deemed present for quorum purposes for the remainder of such meeting and any adjournment (unless a new record date is or must be set for the adjourned meeting), notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

     2.7   Adjourned Meeting; Notice.
           -------------------------

           If a meeting of shareholders is adjourned to a different date, time or place, unless these Bylaws otherwise require, no notice of the new date, time or place shall be required if they are announced at the meeting before adjournment. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each shareholder of record entitled to notice of or to vote as of the new record date.

     2.8   Voting; No Cumulative Voting.
           ----------------------------

           The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 2.11 of these Bylaws. Except as may be otherwise provided in the Articles of Incorporation, each shareholder shall be entitled to one vote for each share of capital stock held by such shareholder. Shareholders of the Corporation are not entitled to cumulate their votes for directors.

     2.9   Waiver Of Notice.
           ----------------

           Whenever notice is required to be given to any shareholder under the provisions of these Bylaws, the Articles of Incorporation or the Act, a waiver in writing, signed by the person or persons entitled to such notice and delivered to the Corporation, whether before or after the date and time of the meeting or before or after the action to be taken by consent is effective, shall be deemed equivalent to the giving of such notice. Further, notice of the time, place and purpose of any meeting will be deemed to be waived by any shareholder by attendance in person or by proxy at the meeting, unless such shareholder, at the beginning of the meeting, objects to holding the meeting or transacting business at the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders need be specified in any written waiver of notice unless so required by the Articles of Incorporation or these Bylaws.

     2.10  Record Date For Shareholder Notice; Voting; Giving Consents.
           -----------------------------------------------------------

           In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a future date as the record date, which shall not be more than 70, and, in case of a meeting of shareholders, not less than 10 days, prior to the date on which the particular action requiring such determination is to be taken. If the Board does not so fix a record date, the record date shall be the day immediately preceding the date on which notice of the meeting is first given to shareholders, or, if notice is waived, at the close of business on the day immediately preceding the day on which the meeting is held. Such determination shall apply to any adjournment of the meeting unless the Board fixes a new record date, which the Board shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

     2.11  Proxies.
           --------

           Each shareholder entitled to vote at a meeting of shareholders, or to express consent or dissent to corporate action in writing without a meeting, may authorize another person or persons to act for him by a written proxy, signed by the shareholder and filed with the Secretary or other officer or agent of the Corporation authorized to tabulate votes. A proxy shall become invalid 11 months after the date of its execution, unless a longer period is expressly provided in the proxy. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the shareholder or his attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 23B.07.220 of the Act.

     2.12  List Of Shareholders Entitled To Vote.
           --------------------------------------

           At least 10 days before every meeting of shareholders, a complete list of the shareholders entitled to notice of such meeting shall be made. The list shall be arranged in alphabetical order and show the address of each shareholder and the number of shares registered in the name of each shareholder (arranged by voting group and by each class or series of shares). The list shall be available for inspection by any shareholder, beginning 10 days prior to the meeting and continuing through the meeting, at the Corporation's principal office or at a place identified in the meeting notice in the city where the meeting will be held. A shareholder is entitled to inspect the list, during regular business hours and at the shareholders' expense, during the period it is available for inspection.

     2.13  Advance Notice Of Shareholder Nominations And Proposals.
           --------------------------------------------------------

           Nominations of persons for election to the Board and the proposal of business to be considered by the shareholders may be made at any meeting of shareholders only (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board, or (c) by any shareholder of the Corporation who was a shareholder of record at the time of giving of notice provided for in these Bylaws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.13.

           In addition to any other applicable legal or regulatory requirements, for nominations or other business to be properly brought before a shareholders meeting by a shareholder pursuant to clause (c) of the preceding sentence, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation, and such other business must otherwise be a proper matter for shareholder action. To be timely, a shareholder's notice must be given either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation and received by the Secretary not later than 60 days prior to the first anniversary of the date on which notice of the prior year's annual meeting was first mailed to shareholders. In no event shall the public announcement of an adjournment of a shareholders meeting commence a new time period for the giving of a shareholder's notice as described above. Such shareholder's notice shall set forth (a) as to each person, if any, whom the shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (or any successor thereto) and Rule 14a-11 thereunder (or any successor thereto) (including such persons' written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made, and (c) as to the shareholder giving notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Corporation's books, and of such beneficial owners, and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner. Notwithstanding any provision herein to the contrary, no business shall be conducted at a shareholders meeting except in accordance with the procedures set forth in this
Section 2.13.

          The person presiding over the shareholders meeting shall, if the facts warrant, determine and declare at the meeting that the nomination was not properly made or that the business was not properly brought before the meeting, as the case may be, in accordance with the provisions of this Section 2.13, and, if he or she should so determine, he or she shall so declare at the meeting that any such person not properly nominated shall not be eligible to receive votes in the election of directors at the meeting or that any such business not properly brought before the meeting shall not be transacted, as the case may be.

                                  ARTICLE III

                                   DIRECTORS
                                   ---------

     3.1  Powers.
          ------

          All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board, except as may be otherwise provided in these Bylaws, the Articles of Incorporation or the Act.

     3.2  Number Of Directors.
          -------------------

          The number of Directors of the Corporation shall be fixed from time to time by resolution of the Board. The number of Directors may be changed from time to time by amendment to these Bylaws, but no decrease in the number of Directors shall have the effect of removing any Director before his term of office expires.

     3.3  Election, Qualification And Term Of Office Of Directors.
          -------------------------------------------------------

          Except as provided in Section 3.4 of these Bylaws, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors need not be shareholders of the Corporation or residents of the State of Washington unless so required by the these Bylaws or the Articles of Incorporation, wherein other qualifications for directors may be prescribed. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board. The current term of office of the Class I directors shall expire at the annual meeting of shareholders in 2000 and Class I directors shall subsequently be elected for a full term of three years. The current term of office of the Class II directors shall expire at the annual meeting of shareholders in 2001 and Class II directors shall subsequently be elected for a full term of three years. The initial term of office of the Class III directors shall expire at the annual meeting of shareholders in 2002 and Class III directors shall subsequently be elected for a full term of three years. Thereafter, the term of office of each class of directors shall be three years and directors shall hold office until the annual meeting for the year in which their terms expire and until their successors shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. If the number of directors is changed, any increase or decrease in directorships shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office only until next election of directors by the shareholders, but in no case will a decrease in the number of directors shorten the term of any incumbent director.

     3.4  Resignation; Removal; Vacancies.
          -------------------------------

          Any Director may resign from the Board or any committee of the Board at any time by delivering either oral tender of resignation at any meeting of the Board or any committee thereof, or written notice to the Chairman of the Board, the President, the Secretary or the Board. Any such resignation is effective upon delivery thereof unless the notice of resignation specifies a later effective date and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          At a meeting of shareholders called expressly for that purpose, one or more members of the Board, including the entire Board, may be removed with or without cause by the holders of the shares entitled to elect the Director or Directors whose removal is sought if the number of votes cast to remove the Director exceeds the number of votes cast not to remove the Director.

          Unless the Articles of Incorporation provide otherwise, any vacancy occurring on the Board may be filled by the shareholders, by the Board or, if the Directors in office constitute fewer than a quorum, by the affirmative vote of a majority of the remaining Directors. Any vacant office to be held by a Director elected by holders of one or more authorized classes or series of shares entitled to vote and be counted collectively thereon shall be filled only by the vote of the holders of such classes or series of shares. A vacancy that will occur at a specific later date, by reason of a resignation effective at a later date or otherwise, may be filled before the vacancy occurs but the new Director may not take office until the vacancy occurs. A Director elected to fill a vacancy shall serve only until the next election of Directors by the shareholders.

     3.5  Place Of Meetings; Meetings By Telephone.
          ----------------------------------------

          The Board may hold meetings, both regular and special, either within or outside the State of Washington.

          Members of the Board, or of any committee thereof, may participate in a meeting of the Board, or committee, by, or conduct the meeting through the use of, any means of communication by which all Directors who are participating in the meeting can hear each other during the meeting. Participation by such means shall constitute presence in person at the meeting.

     3.6  Annual And Regular Meetings.
          ---------------------------

          An annual Board meeting shall be held without notice immediately after and at the same place as the Annual Meeting. By resolution, the Board, or any committee thereof, may specify the date, time and place for holding regular meetings without notice other than such resolution.

     3.7  Special Meetings; Notice.
          ------------------------

          Special meetings of the Board, or of any committee thereof, may be called by or at the request of the Chairman of the Board, the President, the Secretary or, in the case of special Board meetings, any two (2) Directors and, in the case of any special meeting of any committee of the Board, by its Chairman. The person or persons authorized to call special meetings may fix any place for holding any special Board or committee meeting called by them.

          Notice of a special Board or committee meeting stating the date, time and place of the meeting shall be delivered personally or by telephone to each Director or sent by first class mail or facsimile addressed to each Director at his address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least five (5) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or by facsimile, it shall be delivered at least two
(2) days before the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the Corporation.

     3.8   Adjourned Meeting; Notice.
           -------------------------

           If a quorum is not present at any meeting of the Board, or of any committee thereof, then the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

     3.9   Waiver Of Notice.
           ----------------

           Whenever notice is required to be given to any Director under any provisions of these Bylaws, the Articles of Incorporation or the Act, a written waiver thereof, signed by the person entitled to notice and delivered to the Corporation, whether before or after the date and time of the meeting, shall be deemed equivalent to the giving of such notice. A Director's attendance at or participation in a meeting of the Board, or of any committee thereof, shall constitute a waiver of notice of such meeting, unless the Director at the beginning of the meeting, or promptly upon his arrival, objects to holding the meeting or transacting business at such meeting and does not thereafter vote for or assent to action taken at the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board, or of any committee thereof, need be specified in any written waiver of notice unless so required by these Bylaws or the Articles of Incorporation.

     3.10  Quorum.
           ------

           At all meetings of the Board, or of any committee thereof, a majority of the authorized number of Directors shall constitute a quorum for the transaction of business and the act of majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, or of the committee thereof, except as the Articles of Incorporation or the Act may otherwise specifically provide. If a quorum is not present at any meeting of the Board, or of the committee thereof, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

     3.11  Action By Board Or Committees Without A Meeting.
           -----------------------------------------------

           Any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if one or more written consents setting forth the action so taken are signed by each of the Directors or by each committee member, either before or after the action is taken, and delivered to the Corporation. Action taken by written consent of Directors without a meeting is effective when the last Director signs the consent, unless the consent specifies a later effective date. Any such consent shall be filed with the minutes of proceedings of the Board or committee meeting.

     3.12  Executive And Other Committees; Authority; Minutes.
           --------------------------------------------------

           The Board, by resolution adopted by the greater of (a) a majority of the Directors then in office and (b) the number of Directors required to take action in accordance with these Bylaws, may create standing or temporary committees, including an Audit Committee and Compensation Committee, and appoint members from its own number and invest such committees with such powers as it may see fit, subject to such conditions as may be prescribed by the Board, these Bylaws, the Articles of Incorporation and applicable law. Each committee must have two (2) or more members, who shall serve at the pleasure of the Board. The Board may remove any member of any committee elected or appointed by the Board but only by the affirmative vote of the greater of (x) a majority of the Directors then in office and (y) the number of Directors required to take action in accordance with these Bylaws.

           Each committee shall have and may exercise all the authority of the Board to the extent provided in the resolution of the Board creating the committee and any subsequent resolutions adopted in like manner, except that no such committee shall have the authority to (i) authorize or approve a distribution except according to a general formula or method prescribed by the Board, (ii) approve or propose to shareholders actions or proposals required by the Act to be approved by shareholders, (iii) fill vacancies on the Board or any committee thereof, (iv) amend the Articles of Incorporation pursuant to Section 23B.10.020 of the Act, (v) adopt, amend or repeal Bylaws, (vi) approve a plan of merger not requiring shareholder approval, or (vii) authorize or approve the issuance or sale of contract for sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares except that the Board may authorize a committee or a senior executive officer of the Corporation to do so within limits specifically prescribed by the Board.

           All committees shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose.

     3.13  Approval Of Loans To Officers.
           -----------------------------

           Unless these Bylaws, the Articles of Incorporation or the Act otherwise specifically provide, the Corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of its subsidiary, including any officer or employee who is a Director of the Corporation, or its subsidiary, whenever, in the judgment of the Directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board shall approve, including, without limitation, a pledge of shares of stock of the Corporation. Nothing contained in this Section 3.13 shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statute.

     3.14  Fees And Compensation Of Directors.
           ----------------------------------

           Unless otherwise restricted by these Bylaws or the Articles of Incorporation, the Board shall have the authority to fix the compensation of Directors and committee members. By resolution, Directors and committee members may be paid their expenses, if any, of attendance at each Board or committee meeting, or a fixed sum for attendance at each Board or committee meeting, or a stated salary as Director or a committee member, or a combination of any of the foregoing. No such payment shall preclude any Director or committee member from serving the Corporation in any other capacity and receiving compensation therefor.

                                  ARTICLE IV

                                   OFFICERS
                                   --------

     4.1  Officers.
          --------

          The officers of the Corporation shall be a chief executive officer, president, one or more senior vice presidents, a secretary, and a treasurer. The Corporation may also have, at the discretion of the Board, a chairman of the Board, a chief executive officer, one or more vice presidents or assistant vice presidents, assistant secretaries, assistant treasurers, and any such other officers as may be appointed in accordance with the provisions of Section 4.3 of these Bylaws. Any number of offices may be held by the same person.

     4.2  Election Of Officers.
          --------------------

          The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Sections 4.3 or 4.6 of these Bylaws, shall be chosen by the Board, subject to the rights, if any, of an officer under any contract of employment.

     4.3  Subordinate Officers.
          --------------------

          The Board may appoint, or empower the Chief Executive Officer to appoint, such other officers and agents as the business of the Corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board may from time to time determine.

     4.4  Contract Right Of Officers.
          --------------------------

          The appointment of an officer does not, by itself, create contract rights.

     4.5  Removal And Resignation Of Officers.
          -----------------------------------

          Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

          Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

     4.6   Vacancies In Offices.
           --------------------

           Any vacancy occurring in any office of the Corporation shall be filled by the Board.

     4.7   Chief Executive Officer.
           -----------------------

           The Chief Executive Officer exercise and perform such powers and duties as may from time to time be assigned to him or her by the Board or as may be prescribed by these Bylaws. The Chief Executive Officer shall have the powers and duties prescribed in Section 4.8 of these bylaws.

     4.8   President.
           ---------

           Subject to such supervisory powers, if any, as may be given by the Board to the Chairman of the Board or the chief executive officer, the President shall, subject to the control of the Board, have general supervision, direction, and control of the business and the officers of the Corporation. In general, the President shall perform all duties incident to the office of President and such other duties as are prescribed by the Board from time to time. If no Secretary has been appointed, the President shall have responsibility for the preparation of minutes of meetings of the Board and shareholders and for authentication of the records of the corporation.

     4.9   Senior Vice President.
           ---------------------

           In the absence or disability of the Chief Executive Officer or the President, the Senior Vice Presidents, if any, in order of their rank as fixed by the Board or, if not ranked, a senior vice president designated by the Board, shall perform all the duties of the Chief Executive Officer or President and when so acting shall have all the powers of that office. The Senior Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board, these Bylaws, the President or the Chief Executive Officer.

     4.10  Secretary.
           ---------

           The Secretary shall keep or cause to be kept, at the principal executive office of the Corporation or such other place as the Board may direct, a book of minutes of all meetings and actions of the Board, committees of the Board, and shareholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those persons present at Board meetings or committee meetings, the number of shares present or represented at meetings of shareholders, and the proceedings thereof.

           The Secretary shall keep, or cause to be kept, at the principal offices of the Corporation or at the office of the Corporation's transfer agent or registrar a share register, or a duplicate share register, showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

           The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board required to be given by law or by these Bylaws. He or she shall keep the seal of the Corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board or by these Bylaws.

     4.11  Treasurer.
           ---------

           The Treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any Director.

           The Treasurer shall deposit all money and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board. He or she shall disburse the funds of the Corporation as may be ordered by the Board, shall render to the Chief Executive Officer and Directors, whenever they request it, an account of all of transactions as Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board or these Bylaws.

     4.12  Assistant Secretary.
           -------------------

           The Assistant Secretary, or, if there is more than one, the Assistant Secretaries in the order determined by the shareholders or Board (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board or the shareholders may from time to time prescribe.

     4.13  Assistant Treasurer.
           -------------------

           The Assistant Treasurer, or, if there is more than one, the Assistant Treasurers, in the order determined by the shareholders or Board (or if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board or the shareholders may from time to time prescribe.

     4.14  Authority And Duties Of Officers.
           --------------------------------

           In addition to the foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board or the shareholders.

                                   ARTICLE V

                                   INDEMNITY
                                   ---------

     5.1  Right To Indemnification.
          ------------------------

          Each person who was, is or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any threatened, pending or completed action, suit, claim or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (a "Proceeding"), by reason of the fact that he or she is or was a Director or
    ----------
officer of the Corporation or, that being or having been such a Director or officer or an employee of the Corporation, is or was serving at the request of the Corporation as a Director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Indemnitee"), whether the basis of a Proceeding is alleged
                      ----------
action in an official capacity or in any other capacity while serving as a Director, officer, partner, trustee, employee or agent, shall be indemnified and held harmless by the Corporation against all loses, claims, damages (compensatory, exemplary, punitive or otherwise), liabilities and expenses (including attorneys' fees, costs, judgments, fines, ERISA excise taxes or penalties, amounts to be paid in settlement and any other expenses) actually and reasonably incurred or suffered by such Indemnitee in connection therewith and such indemnification shall continue as an Indemnitee who has ceased to be a Director or officer of the Corporation or a Director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall inure to the benefit of the Indemnitee's heirs, executors and administrators. Except as provided in Section
5.4 with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such Indemnitee in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if a Proceeding (or part thereof) was authorized or ratified by the Board. The right to indemnification conferred in this Article 5 shall be a contract right.

     5.2  Restrictions On Indemnification.
          -------------------------------

          No indemnification shall be provided to any such Indemnitee for acts or omissions of the Indemnitee finally adjudged to be intentional misconduct or a knowing violation of law, for conduct of the Indemnitee finally adjudged to be in violation of Section 23B.08.310 of the Act, for any transaction with respect to which it was finally adjudged that such Indemnitee personally received a benefit in money, property or services to which the Indemnitee was not legally entitled or if the Corporation is otherwise prohibited by applicable law from paying such indemnification. Notwithstanding the foregoing, if Section 23B.08.560 or any successor provision of the Act is hereafter amended, the restrictions on indemnification set forth in this Section 5.2 shall be set forth in such amended statutory provision.

     5.3  Advancement Of Expenses.
          -----------------------

          The right to indemnification conferred in this Article 5 shall include the right to be paid by the Corporation the expenses incurred in defending any proceeding in advance of its final disposition (an "Advancement of Expenses").
                                                    -----------------------
An Advancement of Expenses shall be made
upon delivery to the Corporation of an undertaking (an "Undertaking"), by or on
                                                        -----------
behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnitee is not entitled to be indemnified.

     5.4  Right Of Indemnitee To Bring Suit.
          ---------------------------------

          If a claim under Section 5.1 or 5.3 is not paid in full by the Corporation with 60 days after a written claim has been received by the Corporation, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim.

          If successful in whole or in part, in any such suit of in a suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an undertaking, the Indemnitee shall be entitled to be paid also the expense of litigating such suit. The Indemnitee shall be presumed to be entitled to indemnification under this Article 5 upon submission of a written claim (and, in an action brought to enforce a claim for an Advancement of Expenses, when the required undertaking has been tendered to the Corporation) and thereafter the Corporation shall have the burden of proof to overcome the presumption that the Indemnitee is so entitled.

     5.5  Procedures Exclusive.
          --------------------

          Pursuant to Section 23B.08.560(2) or any successor provision of the Act, the procedures for indemnification and the Advancement of Expenses set forth in this Article 5 are in lieu of the procedures required by Section 23B.08.550 or any successor provision of the Act.

     5.6  Nonexclusivity Of Rights.
          ------------------------

          Except as set forth in Section 5.5, the right to indemnification and the Advancement of Expenses conferred in this Article 5 shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or these Bylaws, general or specific action of the Board or shareholders, contract or otherwise.

     5.7  Insurance.
          ---------

          The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who, while a director, officer, employee, or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of the Act. The Corporation may enter into contracts with any Director, officer, partner, trustee, employee or agent of the Corporation in furtherance of the provisions of this Article 5 and may create a trust fund, grant a security interest, or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this
Article 5.

     5.8  Indemnification Of Employees And Agents Of The Corporation.
          ----------------------------------------------------------

          In addition to the rights of indemnification set forth in Section 5.1, the Corporation may, by action of the Board, grant rights to indemnification and the Advancement of Expenses to employees and agents or any class or group of employees and agents of the Corporation (a) with the same scope and effect as the provisions of this Article 5 with respect to indemnification and the Advancement of Expenses of Directors and officers of the Corporation; (b) pursuant to rights granted or provided by the Act; or (c) as are otherwise consistent with law.

     5.9  Persons Serving Other Entities.
          ------------------------------

          Any person who, while a Director, officer or employee of the Corporation, is or was serving (a) as a director, officer, employee or agent of another corporation of which a majority of the shares entitled to vote in the election of its directors is held by the Corporation or (b) as a partner, trustee or otherwise in an executive or management capacity in a partnership, joint venture, trust, employee benefit plan or other enterprise of which the Corporation or a majority owned subsidiary of the Corporation is a general partner or has a majority ownership shall conclusively be deemed to be so serving at the request of the Corporation and entitled to indemnification and the Advancement of Expenses under Sections 5.1 and 5.3.

                                  ARTICLE VI

                              RECORDS AND REPORTS
                              -------------------

     6.1  Maintenance And Inspection Of Records.
          -------------------------------------

          The Corporation shall, either at its principal office or at such place or places as designated by the Board:

          (a) Keep as permanent records minutes of all meetings of the Board and shareholders, a record of all actions taken by the Board or shareholders without a meeting, and a record of all actions taken by a committee of the Board exercising the authority of the Board on behalf of the Corporation;

          (b) Maintain appropriate accounting records; and

          (c) Maintain a record of its shareholders, in a form that permits preparation of a list of the name and addresses of all shareholder, in alphabetical order by class of shares showing the number and class of shares held by each shareholder.

          (d) Keep a copy of the following records at its principal office:

               (i) the Article of Incorporation and all amendments thereto as currently in effect;

               (ii) these Bylaws and all amendments thereto as currently in effect;

               (iii) the minutes of all meetings of shareholders and records of all action taken by shareholders without a meeting, for the past three (3) years;

               (iv) the financial statements described in Section 23B.16.200(1) of the Act, for the past three (3) years;

               (v) all written communications to shareholders generally within the past three (3) years;

               (vi) a list of the names and business addresses of the current Directors and officers; and

               (vii) the most recent annual report delivered to the Secretary of State of the State of Washington.

     6.2  Representation Of Shares Of Other Corporations.
          ----------------------------------------------

          The Chairman of the Board, the Chief Executive Officer, the President, any Senior Vice President, the Treasurer, the Secretary or assistant secretary of this Corporation, or any other person authorized by the Board or the President or a vice president, is authorized to vote, represent, and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

                                  ARTICLE VII

                                GENERAL MATTERS
                                ---------------

     7.1  Checks.
          ------

          From time to time, the Board shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the Corporation, and only the persons so authorized shall sign or endorse those instruments.

     7.2  Execution Of Corporate Contracts And Instruments.
          ------------------------------------------------

          The Board, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     7.3  Stock Certificates; Partly Paid Shares.
          --------------------------------------

          The shares of a Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by the Chief Executive Officer or the President, and by the Treasurer or an assistant treasurer or the Secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

          The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

     7.4  Special Designation On Certificates.
          -----------------------------------

          If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 23B.06.270 of the Act, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     7.5  Lost, Stolen Or Destroyed Certificates.
          --------------------------------------

          Except as provided in this Section 7.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

     7.6  Construction; Definitions.
          -------------------------

          Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Act shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both an individual and an entity, as those terms are defined in the Act.

     7.7  Dividends.
          ---------

          The Board, subject to any restrictions contained in the Articles of Incorporation, may declare and pay dividends upon the shares of its capital stock pursuant to the Act. Dividends may be paid in cash, in property, or in shares of the Corporation's capital stock.

          The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

     7.8  Fiscal Year.
          -----------

          The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

     7.9  Seal.
          ----

          The Board may provide for a corporate seal that shall consist of the name of the Corporation, the state of its incorporation, and the year of its incorporation.

     7.10 Transfer Of Stock; Restrictions On Transfer.
          -------------------------------------------

          Upon surrender to the Corporation or its transfer agent of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

           Except to the extent that the Corporation has obtained an opinion of counsel acceptable to the Corporation that transfer restrictions are not required under applicable federal and state securities laws, all certificates representing shares of the Corporation shall bear a legend on the face of the certificate, or on the reverse of the certificate if a reference to the legend is contained on the face thereof, which reads substantially as follows:

"THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR OFFERED
 ---
FOR SALE OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT AND ANY STATE SECURITIES LAWS."

     7.11  Stock Transfer Agreements.
           -------------------------

           The Corporation shall have power to enter into and perform any agreement with any number of shareholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the Act.

     7.12  Registered Shareholders.
           -----------------------

           The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Washington.

                                 ARTICLE VIII

                                  AMENDMENTS
                                  ----------

           These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board, except that the Board may not amend or repeal any Bylaw that the shareholders have expressly provided, in amending or repealing such Bylaw, may not be amended or repealed by the Board. The shareholders may also adopt, amend or repeal the Bylaws of this corporation by the affirmative vote of the holders of not less than two-thirds of the outstanding shares, and, to the extent, if any, provided by resolution or resolutions of the Board of Directors providing for the issuance of a series of Common or Preferred Stock, not less than two-thirds of the outstanding shares of such class or series entitled to vote thereon, voting as a class.